SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 22, 2019

Corporate Asset Backed Corporation, on behalf of

CABCO Series 2004-101 Trust (Goldman Sachs Capital I)

(Exact name of registrant as specified in its charter)

Delaware	001-32193	22-3281571
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

68 South Service Road
Suite 120
Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 587-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
$150,000,000 CABCO Series 2004-101 Trust (Goldman Sachs Capital I) Floating Rate Callable Certificates	GYB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On November 22, 2019, U.S. Bank Trust National Association, as trustee (the “Trustee”) issued a Notice of Conditional Full Redemption to holders regarding a the potential exercise of a call option relating to the $150,000,000 CABCO Series 2004-101 Trust (Goldman Sachs Capital I) Floating Rate Callable Certificates (the “Certificates”)

As stated in the notice to holders, the exercise of the call option is conditional upon receipt by the Trustee of the call price with respect to such exercise on the redemption date. There can be no assurance that the call options will in fact be exercised on the redemption date.

A copy of the notice to holders is furnished with this Current Report on Form 8-K as Exhibits 99.1, and is incorporated herein by reference. This Current Report on Form 8-K does not constitute a notice of conditional redemption under the Trust Agreement dated as of May 20, 2004 related to the Certificates.

The information included in Items 7.01 and 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed “furnished” and not filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events. The information contained in Item 7.01 above is incorporated herein by reference into this Item 8.01

Item 9.01.	Financial Statements and Exhibits. (d) Exhibits. 99.1 Notice of Conditional Full Redemption.

EXHIBIT INDEX

Exhibit

99.1	Notice of Conditional Full Redemption

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORPORATE ASSET BACKED CORPORATION, as Depositor of CABCO Series 2004-101 Trust (Goldman Sachs Capital I)

By:	/s/ Lee Thompson
Name: Lee Thompson
Title: Vice President

Date: November 22, 2019